                                                                   EXHIBIT 10.27

                              AMENDMENT NUMBER ONE
                         TO LOAN AND SECURITY AGREEMENT

         This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of March 14, 2002, among FOOTHILL CAPITAL CORPORATION, a California corporation (the "Lender"), PARADYNE NETWORKS, INC., a Delaware corporation (the "Parent"), and PARADYNE CORPORATION, a Delaware corporation (the "Borrower"), with reference to the following:

         WHEREAS, Parent and Borrower have previously entered into that certain Loan and Security Agreement, dated as of July 16, 2001 (as so modified and as otherwise heretofore amended, modified or supplemented from time to time, the "Agreement"), with Lender, pursuant to which Lender has made certain loans and financial accommodations available to Borrower. Terms used herein without definitions shall have the meanings ascribed to them in the Agreement;

         WHEREAS, on or about December 27, 2001, Parent announced its intention to acquire (the "Acquisition") Elastic Networks, Inc. ("Elastic") pursuant to an Agreement and Plan of Merger, dated as of December 27, 2001, and amended January 4, 2002, among Parent, Elastic and Phoenix Merger Sub, Inc.;

         WHEREAS, the consummation of the Acquisition is prohibited by
Section 7.3(a) of the Agreement;

         WHEREAS, on or about January 1, 2002, Parent formed Paradyne Services, LLC, a wholly-owned subsidiary of Parent (the "Subsidiary Formation"), Parent and Borrower transferred most of their Florida based employees to Paradyne Services, LLC, and Parent and Borrower agreed to lease such employees from Paradyne Services, LLC (collectively, the "Subsidiary Activities");

         WHEREAS, the Subsidiary Formation and the Subsidiary Activities are prohibited by Section 7.4 of the Agreement;

         WHEREAS, Parent and Borrower have requested that Lender waive Section 7.3(a) of the Agreement in connection with the Acquisition and Section 7.4 of the Agreement in connection with the Subsidiary Formation and the Subsidiary Activities; and

         WHEREAS, subject to the terms and conditions contained herein, Lender is willing to (a) amend Section 2.11(c) of the Agreement to reduce the servicing fee from $4,000 to $3,000 per month for the period from and including March 1, 2002 through and including May 31, 2003 (which amendment shall be effective for the fifteen months beginning March 1, 2002), (b) consent to the consummation of Acquisition, the Subsidiary Formation and the Subsidiary Activities, and (c) waive Section 7.3(a) of the Agreement for purposes of the Acquisition and

Section 7.4 of the Agreement for purposes of the Subsidiary Formation and the Subsidiary Activities.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       Amendments To The Agreement.

                  (a)      The definition of "Eligible Inventory" contained in
Section 1.1 of the Agreement hereby is amended by adding the following as new clause (f) immediately after existing clause (e):

                           (f) it is out on consignment or was out on consignment and returned to Borrower.

                  (b) Clause (d) of the definition of "Eligible Inventory" contained in Section 1.1 of the Agreement hereby is amended by deleting the "or" at the end of such clause.

                  (c) Clause (e) of the definition of "Eligible Inventory" contained in Section 1.1 of the Agreement hereby is amended by deleting the "." at the end of such clause an inserting in its place ", or".

                  (d) Section 2.11(c) of the Agreement hereby is amended and restated in its entirety as follows (such amendment and restatement to be effective as of March 1, 2002):

                           (c) SERVICING FEE. On the first day of each month commencing with the first day of the month immediately following the date of this Agreement through the date on which all of the Obligations are paid in full in accordance with the terms of this Agreement and Lender's obligation to provide additional credit is hereby terminated, a servicing fee in an amount equal to $4,000; provided, however, that for the fifteen month period from March 1, 2002 through May 31, 2003, the amount of the servicing fee shall be reduced to $3,000 for each month included within such period, and

                  (e) Section 7.10 of the Agreement hereby is amended and restated in its entirety as follows:

                           [Intentionally omitted].

                  (f) Schedule 5.8(c) of the Agreement hereby is amended and restated in its entirety as set forth on Amended and Restated
Schedule 5.8(c) hereto.

         2. Lender Waiver and Consent. Lender hereby waives the provisions of (a) Section 7.3(a) of the Agreement for purposes of the Acquisition, and (b)
Section 7.4 for purposes of the Subsidiary Formation and the Subsidiary Activities, and consents to the Acquisition, the Subsidiary Formation and the Subsidiary Activities.

         3. Parent and Borrower Waiver and Consent. For purposes of this Amendment, Parent and Borrower each hereby (a) waive the provision in clause (h) of the definition of "Lender Expenses" contained in Section 1.1 of the Agreement which provides that, in the case of any amendment, attorneys fees shall not exceed $5,000, and (b) agree to pay all reasonable attorneys fees incurred by Lender in connection with this Amendment.

         4. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Lender, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

                  (a) Lender shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

                  (b) Lender shall have received the reaffirmation and consent of Guarantors, attached hereto as Exhibit A, duly executed and delivered by authorized officers of Guarantors;

                  (c) The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                  (d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, or shall result from the consummation of the transactions contemplated herein;

                  (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Lender, Parent or Borrower; and

                  (f) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender and its counsel.

         5. Representations and Warranties. Each of Parent and Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within Parent's and Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of Parent's or Borrower's charter or bylaws, or of any contract or undertaking to which Parent or Borrower is a party or by which any of Parent's or Borrower's properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Parent's and Borrower's legal, valid, and binding obligation, enforceable against Parent and Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered by Parent and Borrower.

         6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

         7. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         8.       Effect on Loan Documents.

                  (a) The Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Lender as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

                  (b) Upon and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as modified and amended hereby.

                  (c) Upon and after the effectiveness of this Amendment, each reference in the Agreement to "Schedule 5.8(c)" shall be a reference to "Amended and Restated Schedule 5.8(c)" attached hereto.

                  (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Agreement as modified or amended hereby.

         9. Further Assurances. Parent and Borrower shall send a copy of the Form S-4 and any other documents reasonably requested by Lender to Lender, and take all actions as Lender may reasonably request from time to time, to perfect and maintain the perfection and priority of Lender's security interests in the Collateral and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

         10. Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.


                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.



                                       PARADYNE NETWORKS, INC.,
                                       a Delaware corporation



                                       By /s/ Patrick M. Murphy
                                         ---------------------------------------
                                       Title: Senior Vice President



                                       PARADYNE CORPORATION,
                                       a Delaware corporation



                                       By /s/ Patrick M. Murphy
                                         ---------------------------------------
                                       Title: Senior Vice President



                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation



                                       By /s/ Greg Gentry
                                         ---------------------------------------

                                       Title: Vice President
                                             -----------------------------------

                                 CAPITALIZATION


                      AMENDED AND RESTATED SCHEDULE 5.8(C)


                                                                  Shares Authorized             Shares Outstanding
                                                            ---------------------------    ----------------------------
                                                             Preferred         Common       Preferred        Common
         Entity                              Jurisdiction      Stock            Stock         Stock           Stock
--------------------------------------       ------------   ----------       ----------    -----------   --------------
Paradyne Networks, Inc.                      Delaware        5,000,000       80,000,000                  41,250,334

Paradyne Corporation                         Delaware                             1,000                       1,000

Paradyne International Limited               UK                                     N/A                         100

Paradyne International Sales Limited         Barbados                             1,000                         100

Paradyne Worldwide Corporation               Delaware                             1,000                         100

Paradyne Finance Corporation                 Delaware                             1,000                       1,000

Paradyne Canada Limited                      Ontario                                N/A                       1,525

Paradyne Services LLC                        Delaware                               N/A                         N/A

Elastic Networks Inc                         Delaware       25,000,000      100,000,000                      1,000

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

         All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement, dated as of July 16, 2001, by and among Paradyne Networks, Inc., a Delaware corporation (the "Parent"), Paradyne Corporation, a Delaware corporation (the "Borrower"), and Foothill Capital Corporation, a California corporation (the "Lender") (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number 1 to Loan and Security Agreement, dated as of March 14, 2002, by and among Parent, Borrower and Lender (the "Amendment"). The undersigned each hereby (a) represent and warrant to the Lender that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Lender has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.



                            [Signature page follows]

         IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.



                                       PARADYNE NETWORKS, INC.,
                                       a Delaware corporation, as a Guarantor



                                       By /s/ Patrick M. Murphy
                                         ---------------------------------------

                                       Title:  Senior Vice President



                                       PARADYNE INTERNATIONAL, LTD.,
                                       a corporation organized under the laws of the United Kingdom, as a Guarantor



                                       By /s/ Patrick M. Murphy
                                         ---------------------------------------

                                       Title:  Director



                                       PARADYNE WORLDWIDE CORP.,
                                       a Delaware corporation, as a Guarantor



                                       By /s/ Patrick M. Murphy
                                         ---------------------------------------

                                       Title:  Vice President



                                       PARADYNE FINANCE CORP.,
                                       a Delaware corporation, as a Guarantor



                                       By /s/ Patrick M. Murphy
                                         ---------------------------------------

                                       Title: Vice President